SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


                     Date of Report:  February 28, 1995


                        READING & BATES CORPORATION
           (Exact name of registrant as specified in its charter)


         Delaware                      1-5587                73-0642271
      (State or other               (Commission           (I.R.S. Employer
      jurisdiction of               File Number)         Identification No.)
       incorporation)

              901 Threadneedle, Suite 200, Houston, TX   77079
           (Address of principal executive offices)   (Zip Code)


     Registrant's telephone number, including area code  (713) 496-5000


Item 7. Financial Statements and Exhibits

       (c)  Exhibits

                    Exhibit 99 - Press Release dated February 28, 1995 - Sonat Offshore Drilling Inc. merger proposal



                           SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                              READING & BATES CORPORATION


                              By /s/T. W. Nagle
                                 -------------------
                                 T. W. Nagle
                                 Vice President & Chief
                                 Financial Officer

Dated:  February 28, 1995